================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         DATE OF THE REPORT: MAY 2, 2001

                         COMMISSION FILE NUMBER 0-16182



                                AXSYS TECHNOLOGIES, INC.
                 (Exact name of registrant as specified in its charter)


                 DELAWARE                                  11-1962029
       (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                 Identification Number)

     175 CAPITAL BOULEVARD, SUITE 103
      ROCKY HILL, CONNECTICUT                                   06067
(Address of principal executive offices)                      (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (860) 257-0200

                               ------------------


================================================================================

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


In a press release May 1, 2001, Axsys Technologies, Inc. (Nasdaq: AXYS) announced its first quarter 2001 earnings.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibit I    Axsys Technologies, Inc. Press Release dated May 1, 2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 2, 2001

                                  AXSYS TECHNOLOGIES, INC.
                                  (Registrant)


                                  By: /s/ John E. Hanley
                                     --------------------------------------
                                        John E. Hanley
                                        Chief Financial Officer


                                       2